UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2020
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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 23A Serangoon North Avenue 5, #01-01, K&S Corporate Headquarters, Singapore 554369
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	KLIC	The Nasdaq Global Market

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 29, 2020, upon the recommendation of the Nominating and Governance Committee of the board of directors (the “Board”) of Kulicke and Soffa Industries, Inc. (the “Company”), the Board appointed one new director, Jeff Richardson, to the Board. Mr. Richardson will fill the vacancy created by Brian R. Bachman’s retirement from the Board in February 2020. Mr. Richardson’s term will expire at the Company’s 2024 annual meeting of shareholders. There is no arrangement or understanding between Mr. Richardson and any other person pursuant to which he was appointed as director. Mr. Richardson does not have a direct or indirect material interest in any transaction in which the Company is or will be a participant.
Mr. Richardson, 54, served as Executive Vice President and Chief Operating Officer of LSI Corporation from 2011 to 2014. He previously served as Executive Vice President and General Manager, Semiconductor Solutions Group; Executive Vice President and General Manager, Networking and Storage Products Group; Executive Vice President and General Manager, Custom Solutions Group; and Executive Vice President Corporate Planning and Strategy over his nine-year tenure with LSI Corporation. Prior to these roles, Mr. Richardson was with Intel Corporation (NASDAQ: INTC) from 1997 to 2005, where he held several positions, including Vice President and General Manager, Server Platforms Group. Mr. Richardson currently serves on the boards of directors of Lattice Semiconductor Corporation (NASDAQ: LSCC), where he serves as Chairman of the Board, and Ambarella Inc. (NASDAQ: AMBA). He previously served on the board of directors of Volterra Semiconductor Corporation from 2011 to 2013. Mr. Richardson holds a Bachelor of Science in Electrical Engineering from the University of Colorado, Boulder.
A copy of the Company’s press release announcing Mr. Richardson’s election is attached hereto as Exhibit 99.1.

Item 8.01     Other Events
On May 29, 2020, the Company issued a press release announcing that the Board of Directors of the Company has declared and authorized a quarterly dividend of $0.12 per share of common stock. The dividend payment will be made on July 13, 2020 to holders of record as of June 26, 2020. A copy of this press release is furnished as Exhibit 99.2 to this report.
The information in this report, furnished under “Item 8.01 Other Events,” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 29, 2020 - Appointment of Director
99.2	Press Release dated May 29, 2020 - Dividend Declaration
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: May 29, 2020	By:	/s/ LESTER WONG
	Name:	Lester Wong
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 29, 2020 - Appointment of Director
99.2	Press Release dated May 29, 2020 - Dividend Declaration
104	Inline XBRL for the cover page of this Current Report on Form 8-K